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                                                                  Exhibit 10(a)

                                 AMENDMENT NO.6
                                     TO THE

                                TRANSMATION, INC.
                             DIRECTORS' STOCK PLAN

                             EFFECTIVE APRIL 1, 2000

         WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Directors' Stock Plan, effective January 17, 1995, as last amended effective November 1, 1997 (the "Plan"); and

         WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 8 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

         NOW, THEREFORE, the Plan is hereby further amended, effective April 1, 2000, as follows:

                  1. Section 3(d) of the Plan is hereby amended to provide in its entirety as follows:

                  "(d) ATTENDANCE AT MEETINGS BY CONFERENCE TELEPHONE. Notwithstanding any other provision of this Plan to the contrary: (i) a Participating Director who attends by conference telephone equipment any regular meeting of the Board shall receive no Award for attendance at such meeting; (ii) a Participating Director who attends by conference telephone equipment any special meeting of the Board shall receive an Award for attendance at such meeting, as if he had been present in person, if and to the extent that such Award is otherwise payable pursuant to Section 3(b); (iii) a Participating Director who attends by conference telephone equipment any meeting of a Committee of the Board held on 14 days' or more notice shall receive no Award for attendance at such meeting; and (iv) a Participating Director who attends by conference telephone equipment any meeting of a Committee of the Board held on less than 14 days' notice shall receive an Award for attendance at such meeting, as if he had been present in person, if and to the extent that such Award is otherwise payable pursuant to Section 3(b)."

                  2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

         THIS AMENDMENT NO. 6 TO THE TRANSMATION, INC. DIRECTORS' STOCK PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JULY 12, 2000.


                                        /s/ John A. Misiaszek
                                        ----------------------------------
                                        JOHN A. MISIASZEK, SECRETARY